UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): May 24, 2007 (May 22, 2007)

                           U.S. PHYSICAL THERAPY, INC.
             (Exact name of registrant as specified in its charter)

            Nevada                       1-11151                 76-0364866
--------------------------------         -------            --------------------
(State or other jurisdiction of      (Commission File          (I.R.S. Employer
 incorporation or organization)           Number)            Identification No.)


1300 West Sam Houston Parkway South, Suite 300, Houston, Texas          77042
--------------------------------------------------------------        ----------
         (Address of Principal Executive Offices)                     (Zip Code)

       Registrant's telephone number, including area code: (713) 297-7000


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
    CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K filed by U.S. Physical Therapy, Inc. on May 25, 2007 to include Exhibit 10.1, which was referenced in the Form 8-K but inadvertently omitted from the filing. The information previously reported in the Form 8-K is hereby incorporated by reference into this Amendment No. 1 on Form 8-K/A.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.                       Description
-----------                       ---------------------------------
10.1                              Form of Restricted Stock Agreement

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 U.S. PHYSICAL THERAPY, INC.


Dated: May 30, 2007                              By: /s/ LAWRANCE W. MCAFEE
                                                     ----------------------
                                                      Lawrance W. McAfee
                                                    Chief Financial Officer
                                          (duly authorized officer and principal
                                             financial and accounting officer)